Defiance Next Gen Altered Experience ETF Trading Symbol: PSY	Summary Prospectus May 26, 2021
Listed on NYSE Arca, Inc.	www.defianceetfs.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated May 19, 2021, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholder, and other information about the Fund online at www.defianceetfs.com/psy/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Defiance Next Gen Altered Experience ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the BITA Medical Psychedelics, Cannabis, and Ketamine Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.75%
* Estimated for the current fiscal year.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$77	$240
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund uses a “passive management” (or indexing) approach to track the total return performance, before fees and expenses, of the Index.
BITA Medical Psychedelics, Cannabis, and Ketamine Index
The Index is a rules-based index that tracks the performance of a portfolio of companies conducting legal activities under the national laws of the applicable country related to medical psychedelics, medical cannabis, cannabis pharmaceuticals and cannabidiol (“CBD”) derivatives, and ketamine. The Index is comprised of common stocks or depositary receipts listed on a U.S. or Canadian exchange. Companies are eligible to be included in the Index if they derive at least 50% of their revenue from (i) the production of, distribution of, or services related to medical psychedelics; (ii) the cultivation of, production of, distribution of, or services related to medical cannabis; (iii) cannabis pharmaceuticals and CBD derivatives; or (iv) the production of, distribution of, or services related to ketamine and its derivatives.
Medical Cannabis, Cannabis Pharmaceuticals, and CBD Derivatives. Companies included in the Index that engage in activities related to medical cannabis, cannabis pharmaceuticals, or CBD derivatives are referred to as Medical Cannabis Companies. The term “medical cannabis” refers to both medical marijuana and hemp. Cannabis, including hemp, may contain chemical compounds, such as tetrahydrocannabinol (“THC”) and CBD, or have properties that researchers are exploring as potential treatments for certain health conditions and wellness uses.
Medical Psychedelics and Ketamine. Companies included in the Index that engage in activities related to medical psychedelics or ketamine are referred to as Medical Psychedelics Companies. Such companies include those engaged in the research and development of psychedelic medicines and therapeutics and/or conducting clinical trials of psychedelic medicines, therapeutics, or healthcare treatments. Psychedelic drugs, also known as hallucinogens, are a group of substances, including psilocybin, that are being investigated by Medical Psychedelics Companies for potential use in the treatment of mental illnesses, such as depression, addiction, anxiety and post-traumatic stress disorder, by altering and/or enhancing a recipient’s sensory perceptions, thought processes, and energy levels. To date, no psychedelic drug product has received marketing approval on the basis of safety and efficacy from the U.S. Food and Drug Administration (“FDA”) or Health Canada and, accordingly, no psychedelic drug product may be commercially marketed or sold. To qualify for inclusion in the Index, a Medical Psychedelics Company’s operations must include the lawful production, distribution, research, or development of psychedelics healthcare treatments and/or medicines, which may include ketamine. Ketamine is a dissociative drug that is sometimes labeled a psychedelic and may produce psychedelic effects. Ketamine-based products have been approved by the FDA for certain therapeutics.
To be eligible for inclusion in the Index, a company must have a minimum market capitalization of US$75 million and meet a minimum liquidity threshold.
At the time of each semi-annual reconstitution and rebalance of the Index, companies in the Index are weighted based on their market capitalization, subject to a maximum individual weight of 7% and an aggregate weight of 45% for all positions with an individual weight of more than 5%. Excess weight from such constraints will be reallocated in proportion to the weight of the unaffected constituents.
The Index is reconstituted and rebalanced semi-annually after the close of trading on the third Friday of each March and September based on information as of the first Friday of the applicable month.
As of May 5, 2021, the Index was composed of 21 constituents. The Index was established in 2021 and is owned and maintained by BITA GmbH (the “Index Provider”), which is not affiliated with the Fund or its investment adviser, sub-adviser, or distributor. The Fund’s investment adviser worked with the Index Provider to develop the methodology used to determine the securities included in the Index.
The Fund’s Investment Strategy
The Fund will not invest directly in or hold ownership in any companies that engage in cannabis- or psychedelics-related business unless permitted by national and local laws of the relevant jurisdiction, including U.S. federal and state laws. Accordingly, the Fund does not currently invest (directly or indirectly) in companies located in the United States if their cannabis- or psychedelics-related business activities are illegal under U.S. federal law, even if such activities are legal under state law. If U.S. federal law changes in the future and these cannabis- or psychedelic-related business activities become legal at the federal level, the Fund will begin investing in these U.S.-listed companies in accordance with the Fund’s investment objective and principal investment strategy. If, after acquiring the securities of a Medical Cannabis Company or a Medical Psychedelics Company, the Fund’s investment adviser identifies or becomes aware that the company no longer meets the Fund’s definition of a Medical Cannabis Company or a Medical Psychedelics Company, respectively, the Fund will promptly sell that position.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index in the same approximate proportions as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. The Index is expected to be concentrated in Medical Psychedelics Companies and Medical Cannabis Companies.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds.”
•Concentration in Medical Cannabis Companies Risk. The companies in which the Fund invests are subject to various laws, regulations and guidelines relating to the cultivation, production, manufacture, management, transportation, storage and disposal of cannabis, as well as those relating to health and safety, the conduct of operations and the protection of the environment. Even if a company’s operations are permitted under current law, they may not be permitted in the future or they may not be permitted under federal law, in which case such company may not be in a position to carry on its operations in its current locations or may be subject to administrative, civil, or criminal enforcement action brought by regulatory, law enforcement, or governmental authorities. Additionally, controlled substance legislation differs between countries, and legislation in certain countries may restrict or limit the ability of certain companies in which the Fund invests to develop, produce, or sell their products. These laws and regulations may significantly affect a cannabis-related company’s ability to secure financing, impact the market for sales and services, and set limitations on cannabis use, production, processing, transportation, sale, marketing, and storage. In addition to regulatory action, litigation initiated by private citizens or companies could have a negative impact on the financial and/or operational status of cannabis-related companies. Cannabis-related companies may also be required to secure permits and authorizations from government agencies to cultivate, process, transport, store, market, sell, or research cannabis-based products. In addition, cannabis-related companies are subject to the risks associated with the agricultural, biotechnology, and pharmaceutical industries.
◦Canadian Regulation of Cannabis. The Cannabis Act, along with the related provincial and territorial legislation regulating adult use, distribution and sales, came into force on October 17, 2018 and implemented a legal framework in Canada for the production, distribution, sale, and possession of both medical cannabis and adult use marijuana. However, there can be no assurance that Canadian federal, provincial, or territorial laws regulating cannabis will not be repealed or overturned or that governmental authorities will not limit the application of such laws within their respective jurisdictions. If governmental authorities begin to enforce certain laws relating to cannabis in jurisdictions where the sale and use of cannabis is currently legal or regulated, or if existing laws are repealed or curtailed, the Fund’s investments may be materially and adversely affected notwithstanding.
The cultivation, distribution, sale, and disposal of cannabis, among other things, remains subject to extensive regulatory oversight under the Cannabis Act and the various provincial and territorial regulatory regimes. Such extensive controls and regulations may significantly affect the financial condition of market participants and prevent the realization of such market participants of any benefits from an expanded market for recreational marijuana products.
◦U.S. Regulation of Cannabis. Marijuana is a Schedule I controlled substance under the Controlled Substances Act (“CSA”) (21 U.S.C. § 811), meaning that, under federal law, it has a high potential for abuse, has no currently “accepted medical use” in the United States, lacks accepted safety for use under medical supervision, and may not be prescribed, marketed, used, or sold in the United States. Despite the fact that many states have legalized marijuana to some degree, the CSA makes it a federal crime to manufacture, distribute, dispense and/or possess marijuana.
Actions by federal regulatory agencies, such as increased enforcement of federal marijuana laws and the prosecution of nonviolent federal drug crimes by the U.S. Department of Justice (“DOJ”), could produce a chilling effect on the industry’s growth and further discourage banks from expanding their services to cannabis-related companies where such services are currently limited, notwithstanding cannabis banking guidance provided by the Financial Crimes Enforcement Network of the U.S. Department of Treasury (“FINCEN”). This conflict between the regulation of cannabis under federal and state law creates volatility and risk for all cannabis-related companies.

Cannabis has not been approved for any medicinal use by the FDA. The agency has, however, approved one cannabis-derived drug product and three synthetic THC drug products. Cannabis-related companies in the U.S. that engage in legal medical or pharmaceutical research or the legal production and distribution of the foregoing FDA-approved drug products must be registered with the U.S. Drug Enforcement Administration (“DEA”) to perform such activities and must comply with extensive and strict DEA requirements related to, among other areas, security, control, recordkeeping, reporting and inventory management to prevent drug loss and diversion. Such companies must also comply with FDA requirements, such as, but not limited to those relating to the conduct of pre-clinical and clinical research, drug manufacturing, drug promotion, and drug distribution. Any failure to comply with regulatory requirements may result in enforcement actions that may be costly, time consuming, or prevent companies from operating. States may also have laws regulating cannabis, that are in addition to federal laws. With respect to cannabis-related companies and vendors servicing such companies, the Fund will not make direct investments in the securities of companies that grow, sell, distribute, transport, or handle cannabis unless they are registered with the DEA or otherwise in compliance with U.S. federal law and regulations, thus allowing them to legally handle the product throughout the United States.
◦U.S. Regulation of Hemp and Hemp-Derived CBD. “Hemp”, as defined in the Agriculture Improvement Act of 2018 (the “Farm Bill”), refers to cannabis plants with a THC concentration of not more than 0.3% on a dry weight basis. The Farm Bill effectively removes hemp, its extracts, derivatives, including hemp-derived cannabinoids such as CBD from the CSA’s list of controlled substances and allows states to regulate its production, commerce, and research with approval from the United States Department of Agriculture (“USDA”). However, it is unlawful under federal law to market a food or dietary supplement that contains CBD. CBD also may not be included as an active ingredient in any over-the-counter drug product that is not the subject of an FDA-approved marketing application. FDA has the authority to remove from the market any CBD product that does not comply with the agency’s requirements. Accordingly, companies selling food or dietary supplements containing CBD may face federal enforcement action and would not be permitted to sell or market their products.
Moreover, while the Farm Bill removes hemp and hemp-derived products from the controlled substances list under the CSA, it does not legalize CBD in every circumstance. CBD, depending on the source from which it was derived, can still be classified as a Schedule I substance under the CSA’s definition of marijuana. The exception for CBD from the definition of “marijuana” only applies if the CBD is derived from “hemp”. For example, DEA has taken the position that synthetic CBD remains a Schedule I controlled substance. U.S. federal law also requires that: (i) the hemp is produced by a licensed producer; and (ii) in a manner consistent with the applicable federal and state regulations. CBD and other cannabinoids produced from marijuana as defined by the CSA remain an illegal Schedule I substance under federal law. In addition, many state laws include all CBD within definitions of marijuana and some states have policies or laws that otherwise prohibit or restrict CBD sales. States may also have laws regulating hemp, that are in addition to federal laws.
•Concentration in Medical Psychedelics Companies Risk. In Canada, certain psychedelic drugs, including psilocybin, are classified as Schedule III drugs under the Controlled Drugs and Substances Act (“CDSA”) and as such, medical and recreational use is illegal under Canadian federal law. In the United States, most psychedelic drugs, including psilocybin, are classified as Schedule I drugs under the CSA and as such, medical and recreational use is illegal. There is no guarantee that psychedelic drugs or psychedelic inspired drugs will ever be approved as medicines in either jurisdiction. In the United States, DEA scheduling determinations removing a substance from Schedule I are dependent on FDA approval of a substance or a specific formulation of a substance for a therapeutic or medicinal use. Unless and until psilocybin, psilocin, or other psychedelics-based products receive FDA approval, such products are prohibited from sale, which limits the growth opportunities for certain portfolio companies of the Fund. Even if approved by the FDA, the manufacture, importation, exportation, domestic distribution, storage, sale, and legitimate use of such products will continue to be subject to a significant degree of regulation by the DEA. There can be no guarantees that such approvals or administrative actions will happen or be favorable for psychedelics companies. Such actions may be subject to lengthy delays and may require lengthy and expensive clinical trials. Additionally, therapies containing controlled substances may generate public controversy and carry reputational risk. Political and social pressures and adverse publicity could lead to delays in approval of, and increased expenses for, psychedelics companies and any future therapeutic candidates they may develop. All of these factors and others may prevent psychedelics companies from becoming profitable, which may materially affect the value of certain Fund investments. In addition, psychedelics companies are subject to the risks associated with the biotechnology and pharmaceutical industries, as well as the risks associated with cannabis companies described above.
•Currency Exchange Rate Risk. The Fund may invest a relatively large percentage of its assets in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the global pandemic caused by COVID-19, a novel coronavirus, and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. The COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
•Trading. Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
◦Canada-Specific Risk. Because the Fund invests a significant portion of its assets in Canadian companies, investment results could be dependent on the financial condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy.
•Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to compile, determine, maintain, construct, reconstitute, rebalance, compose, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.

•Market Capitalization Risk
◦Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.
◦Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
•Passive Investment Risk. The Fund is not actively managed, and its sub-adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution or rebalancing of the Index in accordance with the Index methodology.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
◦Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, an increased emphasis on the delivery of healthcare through outpatient services, loss or impairment of intellectual property rights and litigation regarding product or service liability. The costs associated with developing new drugs can be significant, and the results are unpredictable. Newly developed drugs may be susceptible to product obsolescence due to intense competition from new products and less costly generic products. Moreover, the process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the FDA, the U.S. Environmental Protection Agency, state and local governments, and foreign regulatory authorities.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. As a result the Fund may lose money.

•Tax Risk. To qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets or (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. Given the concentration of the Index in a relatively small number of securities, it may not always be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate or represent the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to satisfy the diversification requirements, it could incur penalty taxes and be forced to dispose of certain assets, or it could fail to qualify as a regulated investment company. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.
•Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Performance
Performance information for the Fund is not included because the Fund had not yet commenced operations as of the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.defianceetfs.com.
Portfolio Management

Adviser	Defiance ETFs, LLC
Sub-Adviser	Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)
Portfolio Managers	Dustin Lewellyn, CFA, Managing Director of Penserra; Ernesto Tong, CFA, Managing Director of Penserra; and Anand Desai, Associate of Penserra have been portfolio managers of the Fund since its inception in May 2021.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.defianceetfs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.